Exhibit 99.14
                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION
                             ---------------------

In re                                         )
CARDIAC CONTROL SYSTEMS, INC.,                )        Case No.:   99-06852-3P1
                    Debtor.                   )
                                              )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                    OCTOBER 1, 2000 THROUGH OCTOBER 31, 2000
                    ----------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period October 1, 2000 through October 31, 2000.


                                 STUTSMAN & THAMES, P.A.

                                 By  /s/ Nina M. LaFleur
                                    -------------------------------------------
                                     Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

         I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for October, 2000 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620,

Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanuel,

Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando,

Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura

Street, Suite 2750, Jacksonville, Florida 32202 on this 17th day of November,

2000.

                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                 Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                   JUDGE GEORGE L. PROCTOR

DEBTOR                                          CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM OCTOBER 1, 2000 TO OCTOBER 31, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                           Stutsman & Thames PA
                                           Attorney for Debtor

Debtor's Address                           Attorney's Address
                                           and Phone Number

PO Box 353339,                             121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                   Jacksonville FL  32202
904-445-5476                               904-358-4000


                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

Name of Debtor: Cardiac Control Systems, Inc            Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000

Date of Petition September 3, 1999
                                                                                                        CUMULATIVE
                                                                                                        ----------
                                                                            CURRENT                     PETITION TO
                                                                            -------                     -----------
                                                                             MONTH                         DATE
                                                                             -----                      -----------
1.      CASH AT BEGINNING OF PERIOD                                        $36,425.00                        $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales                                                      $0.00                      $8,968.00
                 Less: Cash Discount re Shree LOC                                                         ($1,500.00)
            B.  Collection on Postpetition A/R                                  $0.00                      $7,405.05
            C.  Collection on Prepetition A/R                                   $0.00                     $84,451.11
            D.  Other Receipts (List attached)                                $942.12                  $1,311,322.72
                                                                 -----------------------------------------------------

3.      TOTAL RECEIPTS                                                        $942.12                  $1,410,646.88
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                $37,367.12                  $1,411,610.44
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------
5.      DISBURSEMENTS                                                                                          $0.00
            A.  US Trustee Quarterly Fees                                   $5,000.00                      $7,000.00
            B.  Net Payroll                                                                               $23,528.70
            C.  Payroll Taxes Paid                                                                            $20.53
            D.  Sales and Use taxes                                                                            $0.00
            E.  Other Taxes                                                                              $107,373.08
            F.  Rent                                                                                           $0.00
            G.  Other Leases (Attachment 3)                                                                    $0.00
            H.  Telephone                                                                                  $4,416.55
            I.  Utilities                                                                                  $9,750.95
            J.  Travel and Entertaining                                                                        $0.00
            K.  Vehicle Expenses                                                                               $0.00
            L.  Office Supplies                                                                              $184.50
            M.  Advertising                                                                                    $0.00
            N.  Insurance (Attachment 7)                                                                       $0.00
            O.  Purchases of Fixed Assets                                                                      $0.00
            P.  Purchases of Inventory                                                                         $0.00
            Q.  Manufacturing Supplies                                                                         $0.00
            R.  Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.  Payments to Secured Creditors                                                          $1,115,030.39
            T.  Other Operating Expenses (List Attached)                      $649.45                    $107,068.50
                                                                 -----------------------------------------------------

6.      TOTAL CASH DISBURSEMENTS                                            $5,649.45                  $1,379,892.77
                                                                 -----------------------------------------------------

7.      ENDING CASH BALANCE (Line 4 - Line 6)                              $31,717.67                     $31,717.67
                                                                 =====================================================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This eleventh day of November, 2000
                                                              /s/ W. Alan Walton
                                                              ------------------
                                                              W. Alan Walton
                    Reconciliation

                    Petty Cash Balance                                     $0.00
                    Bank of America DIP A/C Balance                   $31,717.67
                                                              ------------------
                    Ending Cash Balance Line 7                        $31,717.67
                                                              ==================


                               ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                               -------------------------------------------------
                                          CASH RECEIPTS AND PAYMENTS
                                          --------------------------

                    Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

                    Reporting Period beginning October 1, 2000 and ending October 31, 2000

A.       Cash Sales                                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

       Date                  Payor                    Reason                            Petty Cash          Bank of           TOTAL
       ----                  -----                    ------                            ----------          -------           -----
                                                                                                          America DIP
                                                                                                          -----------


                                                                                                                              $0.00
                                                                                                                              $0.00
                                                                                ----------------------------------------------------
                                                                                            $0.00             $0.00           $0.00
                                                                                ----------------------------------------------------
B.       Collection on Postpetition A/R                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

       Date                  Payor                                                   Coast Business          Bank of          TOTAL
       ----                  -----                                                   ---------------         -------          -----
                                                                                          Credit           America DIP
                                                                                          ------           -----------

                                                                                ----------------------------------------------------
                                                                                            $0.00             $0.00           $0.00
                                                                                ----------------------------------------------------
C.       Collection on Prepetition A/R

       Date                  Payor                                                   Coast Business          Bank of          TOTAL
       ----                  -----                                                   ---------------         -------          -----
                                                                                          Credit           America DIP
                                                                                          ------           -----------


                                                                                ----------------------------------------------------
                                                                                           $0.00              $0.00           $0.00
                                                                                ----------------------------------------------------

D.       Other Receipts                                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------
       Date             Payor                            Reason                         Petty Cash         Bank of            TOTAL
       ----             -----                            ------                         ----------         -------            -----
                                                                                                         America DIP
                                                                                                         -----------

                                                  Refund re Form 1120, U.S.

     18-Oct-00       US Treasury                  Corporation Income Tax                                   $865.00          $865.00
                                                  Return, March 1998

     18-Oct-00       US Treasury                  Interest on Above Income                                  $77.12           $77.12
                                                  Tax Refund

                                                                              ------------------------------------------------------
                                                                                                           $942.12          $942.12
                                                                              ======================================================


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000

       Date             Payee                                      Purpose                                              Payment
       ----             -----                                      -------                                              -------
    10-Oct-00       Postmaster             Fee for PO Box 353339, Palm Coast, FL 32135-3339                              $24.00

    18-Oct-00       Sun Trust              Stock Transfer Agent Fee Bill, September, 2000                               $447.50

    18-Oct-00       Beck & Tysver          Legal Fees re Intellectual Property - Patent Application re Shaped           $177.50
                                           Defibrillator Lead

    31-Oct-00       Bank of America        Service Charge                                                                 $0.45
                                                                                                                    ------------
                                                                                                                        $649.45

                                                                                                                    ============

                                        5. R. Repairs and Maintenance

Bank of America
---------------

                                                                                                                    ------------
                                                                                                                          $0.00
                                                                                                                    ============


                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000

ACCOUNTS RECEIVABLE AT PETITION DATE                                                                                 $225,115.40
                                                                                                      ===========================
ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                Beginning of Month Balance                                                                           $133,486.29
         PLUS:  Current Month New Billings                                                                                 $0.00
         LESS:  Collections During Month                                                                                   $0.00
                                                                                                      ---------------------------
                  End of Month Balance                                                                               $133,486.29
                                                                                                      ===========================



AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                            Total
       $ 0.00                                                                                                     $ 0.00
---------------------------------------------------------------------------------------------------------------------------------


                               Billings this Month

        Date                     Name                                 Amount

                                                     ---------------------------
Monthly Total                                                         $ 0.00
                                                     ===========================


                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


 Date Incurred       Days                Vendor                     Description            Detailed          Sub-Total
 -------------       -----               ------                     -----------            --------          ---------
                  Outstanding                                                               Amount           Per Creditor
                  -----------                                                               ------           ------------
   23-Nov-99          221            Cobb, Cole & Bell        Post-petition Legal work      $656.25            $656.25

                                                                                           ----------------------------
                                                                                            $656.25            $656.25
                                                                                           ============================


                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000


                                INVENTORY REPORT
                                ----------------
    INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                       ====================
    INVENTORY RECONCILIATION:

             Inventory Purchased During Month                                                                        $0.00
             Inventory Balance at Beginning of Month                                                               $800.00
             Inventory Used or Sold                                                                                  $0.00
                                                                                                       --------------------
             Inventory Balance on Hand at End of Month                                                             $800.00
                                                                                                       ====================

    METHOD OF COSTING INVENTORY
             Estimated realizable value for finished products nil value for raw materials etc.

                               FIXED ASSET REPORT
                               ------------------

    FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                  $0.00
                                                                                                       ====================

    (Includes Property, Plant and Equipment)

    -----------------------------------------------------------------------------------------------------------------------

    FIXED ASSETS RECONCILIATION:

    Fixed Asset Book Value at beginning of Month                                                                     $0.00
             LESS:  Depreciation Expense                                                                             $0.00
             LESS:  Disposals                                                                                        $0.00
             PLUS:  New Purchases                                                                                    $0.00
                                                                                                       --------------------
    Ending Monthly Balance                                                                                           $0.00
                                                                                                       ====================


                     BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                               REPORTING PERIOD:
                                                                                                       Estimated Disposal
                                                                                     Proceeds                 Value
                                                                                                       --------------------
                                                                                                                     $0.00

                                                                                                       ====================



                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000

               A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
     certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                              BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account
                           ACCOUNT NUMBER 375 400 1378
                           PURPOSE OF ACCOUNT Checking
                       Beginning Balance                                             $36,425.00
                       Total of Deposits Made                                           $942.12
                       Total Amounts of Checks Written                                $5,649.00

     31-Oct-00         Service Charges                                                    $0.45
                                                                              ------------------
                       Closing Balance                                               $31,717.67          $32,165.17
                                                                              ==================
                       Number of Last Check Written This Period                            1065
                       Number of First Check Written This Period                           1062
                       Total Number of Checks Written This Period                             4


                               INVESTMENT ACCOUNTS
                               -------------------

                      Type of
                      -------
                     Negotiable             Face Value
                     ----------             ----------
                    Instrument
                    ----------

                       NONE

                                                 ATTACHMENT 5
                                                 ------------


                                                CHECK REGISTER
                                                --------------

         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                    Reporting Period beginning October 1, 2000 and ending October 31, 2000

   A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
                   certificates of deposits, money market accounts, stocks and bonds, etc.

          NAME OF BANK - Bank of America                                       BRANCH Gov't Banking

                                  ACCOUNT NAME: Cardiac Control Systems, Inc.
                                        Debtor in Possession, 99-06852
                                               Operating Account

                                          ACCOUNT NUMBER 375 400 1378

                                          PURPOSE OF ACCOUNT Checking

                   Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

       Date        Check Number         Payee                                        Purpose                                 Amount
       ----        ------------         -----                                        -------                                 ------

     10-Oct-00          1062       Postmaster                             Fee for PO Box 3533339, Palm Coast,
                                                                          FL 32135-3339                                       $24.00

     18-Oct-00          1063       U.S. Trustee                           Quarterly Fee Third Quarter 2000                 $5,000.00

     18-Oct-00          1064       Sun Trust                              Stock Transfer Agent Fee Bill,
                                                                          September, 2000                                    $447.50

     18-Oct-00          1065       Beck & Tysver                          Legal Fees re Intellectual Property -
                                                                          Patent Application re Shaped
                                                                          Defibrillator Lead                                 $177.50
                                                                                                                           ---------
                                                                                                                           $5,649.00
                                                                                                                           =========




                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

                  Date                      Payee                      Description              Amount
                  ----                      -----                      -----------              ------
                                                                                        ---------------
                                                                                                 $0.00
                                                                                        ===============


--------------------------------------------------------------------------------------------------------------
                               TAXES OWED AND DUE
                               ------------------

        Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.

         Name of Taxing             Date Payment Due          Description                        Amount
         --------------             ----------------          -----------                        ------
         Authority
         ---------



                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning October 1, 2000 and ending October 31, 2000

               Report all compensation received during the month.
             Do not include reimbursement for expenses incurred for
                            which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid
         ------------------------                             -----                              -----------
         W. Alan Walton                              Vice President and COO

--------------------------------------------------------------------------------------------------------------
                                PERSONNEL REPORT
                                ----------------

                                                                      Full Time           Part Time
                                                                      ---------           ---------
        Number of Employees at beginning of period                        0                   1
        Number hired during the period                                    0                   0
        Number terminated or resigned during period                       0                   0


--------------------------------------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

     List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire,
                 theft, comprehensive, vehicle, health and life.

                      Agent and Phone                                                                         Date Premium
                      ---------------                                                                         ------------
      Carrier           Number                                                            Expiration Date         Due
      -------           ------                                                            ---------------         ---


                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

The following significant events occurred during the reporting period October 1, 2000 through October 31, 2000.

1.       Continued negotiations for the sale of Intellectual Property.

2. The Plan of Reorganization and Disclosure Statement that was filed on August 18, 2000 and approved by the Bankruptcy Court in September, 2000 was mailed to all creditors and stockholders on October 13, 2000.